Skillz Announces Third Quarter 2024 Results

LAS VEGAS--(BUSINESS WIRE), November 7, 2024-- Skillz Inc. (NYSE: SKLZ) (“Skillz” or the “Company”), the leading mobile games platform bringing fair competition to players worldwide, today reported unaudited financial results for the third quarter ended September 30, 2024.

Third Quarter Financial Update (Unaudited):
•Revenue of $24.6 million.
•Net loss of $21.1 million.
•Adjusted EBITDA1 of $(13.9) million.
•Paying monthly active users (PMAU)2 of 121,000.
•Average Revenue Per Paying Monthly Active User (ARPPU)3 of $67.6.
•Total operating expenses excluding cost of revenue of $42.2 million.

“Our third quarter operating performance was marked by continued execution on our strategic operating priorities as we further position Skillz to generate sustainable top-line growth and positive cash flow,” said Andrew Paradise, Skillz’ CEO. “Paying Monthly Average Users (pMAU) in the quarter was stable on a quarterly sequential basis. By focusing our customer acquisition spend on targeted channels we again achieved system-wide payback approaching six months. We are optimistic that continued execution on our strategic initiatives will position Skillz to generate positive Adjusted EBITDA on a run-rate basis in 2025.”

Gaetano Franceschi, Skillz’ CFO, added, “Our focus on disciplined operating expense management, including on user acquisition spend to ensure we achieve expected system-wide payback, continues to drive year over year improvements in our Adjusted EBITDA loss and our quarterly cash burn. Our strong balance sheet, including more than $300 million in cash and restricted cash as of September 30, 2024, provides us with the flexibility to deploy capital on our turnaround initiatives such as the development and introduction of new product features, as well as to begin to transition toward increasing our user acquisition spend to generate profitable growth.”

Investor Conference Call

Skillz will host a live conference call at 4:30 p.m. ET today. To access the call, please register using the following link: https://www.netroadshow.com/events/login?show=4fd50b1c&confId=71853. After registering, an email will be sent, including dial-in details and a unique conference call access code and PIN required to join the live call. Access to the live audio webcast of the discussion in listen-only mode will also be available at investors.skillz.com

A replay of the webcast will be archived on the Company’s investor relations website. An audio replay of the conference call will be available through Thursday, November 14, 2024, and can be accessed by dialing (866) 813-9403 (US) or (929) 458-6194 (international) and entering the passcode 413242.

About Skillz Inc.

Skillz is the leading mobile games platform dedicated to bringing out the best in everyone through competition. The Skillz platform helps developers create multi-million dollar franchises by enabling social competition in their games. Leveraging its patented technology, Skillz hosts billions of casual eSports tournaments for millions of mobile players worldwide, with the goal of building the home of competition for all. Skillz has earned recognition as one of Fast Company’s Best Workplaces for Innovators, CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, Fast Company’s Most Innovative Companies, and the number-one fastest-growing company in America on the Inc. 5000. www.skillz.com

1. Adjusted EBITDA is a non-GAAP metric; for a reconciliation of each measure against its most comparable GAAP metric, please see the section titled “Use of Non-GAAP Financial Measures” in this press release.
2. “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.
3. “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.

Use of Non-GAAP Financial Measures

In this press release, the Company includes Adjusted EBITDA, which is a non-GAAP performance measure that the Company uses to supplement its results presented in accordance with U.S. GAAP. The Company’s management believes Adjusted EBITDA is useful in evaluating its operating performance and is a similar measure reported by publicly-listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing this non-GAAP measure, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Non-GAAP operating expenses are also included in this press release, which are a non-GAAP financial measures. The Company’s management believes non-GAAP operating expenses are useful to investors and analysts as a supplement to its financial information prepared in accordance with GAAP for analyzing operating performance and identifying operating trends in its business. The Company uses non-GAAP operating expenses internally to facilitate period-to-period comparisons and analysis in order to make operating decisions. As required by the rules of the SEC, the Company has provided herein a reconciliation of Adjusted EBITDA and non-GAAP operating expenses to the most directly comparable measures under GAAP. Adjusted EBITDA and non-GAAP operating expense are not intended to be substitutes for any U.S. GAAP financial measures and, as calculated, may not be comparable to other similarly titled financial measures of other companies in other industries or within the same industry.

The Company defines and calculates Adjusted EBITDA as net loss before interest income (expense), net; provision for income taxes; depreciation and amortization, and other income, net; as further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, change in fair value of common stock warrant liabilities, impairment charges, loss contingency accruals, and one-time nonrecurring expenses. The Company defines and calculates non-GAAP operating expense as GAAP operating expense adjusted for stock-based compensation, one-time transaction expenses and other special items determined by management, including, but not limited to certain loss contingency accruals and restructuring charges, as they are not indicative of business operations.

The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis as it is unable to provide a meaningful calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing or amount of various items that would impact the most directly comparable forward-looking U.S. GAAP financial measures that have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted. Forward-looking non-GAAP financial measures provided without the most directly comparable U.S. GAAP financial measures may vary materially from the corresponding U.S. GAAP financial measures.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.
These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of Skillz to: effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers who develop and update the games hosted on Skillz’ platform; drive brand awareness with end users; invest in growth and development of employees; comply with laws, regulations and expectations applicable to its business, including with respect to cybersecurity and corporate governance matters; mitigate the commercial, reputational and regulatory risks to our business; remediate during fiscal year 2024 certain non- fully remediated material weaknesses in our internal controls over financial reporting; and effectively resolve uncertainties associated with the resolution of our ongoing litigation with Voodoo SAS, Papaya Gaming, and other litigation matters. Additional factors that may cause such differences include other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Contacts:
Investors: ir@skillz.com
or
James Leahy, Richard Land
JCIR
(212) 835-8500 or sklz@jcir.com

Media: press@skillz.com

Skillz Inc.
Consolidated Statements of Operations and Comprehensive Loss (Unaudited)
(in thousands, except for number of shares and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$24,564	$36,427	$75,094	$120,975
Costs and expenses:
Cost of revenue	3,373	3,693	10,171	11,923
Research and development	4,742	7,852	13,638	24,757
Sales and marketing	19,294	31,925	61,138	99,510
General and administrative	18,147	24,389	58,419	78,080
Gain from litigation settlement	—	—	(46,000)	—
Impairment of intangible assets and other charges	—	—	—	455
Total costs and expenses	45,556	67,859	97,366	214,725
Loss from operations	(20,992)	(31,432)	(22,272)	(93,750)
Gain from extinguishment of debt	—	—	—	15,205
Interest income (expense), net	242	(2,279)	688	(7,486)
Change in fair value of common stock warrant liabilities	—	127	11	278
Other income (expense), net	(333)	48	(78)	98
Loss before income taxes	(21,083)	(33,536)	(21,651)	(85,655)
Provision for income taxes	32	9	142	193
Net loss	$(21,115)	$(33,545)	$(21,793)	$(85,848)
Earnings (loss) per share:
Basic and diluted	$(1.20)	$(1.57)	$(1.22)	$(4.05)
Weighted average shares outstanding:
Basic and diluted	17,531,790	21,305,470	17,928,062	21,175,797

Other comprehensive income:
Change in unrealized gain on available-for-sale investments, net of tax	1	135	7	1,526
Total other comprehensive income	1	135	7	1,526
Total comprehensive loss	$(21,114)	$(33,410)	$(21,786)	$(84,322)

Skillz Inc.
Consolidated Balance Sheets (Unaudited)
(in thousands, except for number of shares and par value per share amounts)

	September 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$301,443	$302,028
Restricted cash	10,000	10,000
Accounts receivable, net of allowance for credit losses of $62 and $49 as of September 30, 2024 and December 31, 2023, respectively	5,272	5,942
Prepaid expenses and other current assets	5,103	6,721
Total current assets	321,818	324,691
Property and equipment, net	14,877	14,549
Marketable securities, non-current	—	1,125
Non-marketable equity securities	52,768	52,768
Other non-current assets	723	2,693
Total assets	$390,186	$395,826
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,666	$1,712
Operating lease liabilities, current	1,311	1,364
Other current liabilities	45,556	46,782
Total current liabilities	55,533	49,858
Operating lease liabilities, non-current	9,564	10,573
Common stock warrant liabilities, non-current	—	11
Long-term debt, net of current portion	125,204	123,935
Other non-current liabilities	422	960
Total liabilities	190,723	185,337
Commitments and contingencies
Stockholders’ equity:
Common stock $0.0001 par value; 31.3 million shares authorized; Class A common stock – 25.0 million shares authorized; 18.6 million and 18.1 million shares issued; 14.4 million and 15.8 million outstanding as of September 30, 2024 and December 31, 2023, respectively; Class B common stock – 6.3 million shares authorized; 3.4 million shares issued and outstanding as of September 30, 2024 and December 31, 2023	1	1
Treasury stock at cost, 4.1 million and 2.3 million as of September 30, 2024 and December 31, 2023, respectively	(23,905)	(13,000)
Additional paid-in capital	1,219,628	1,197,963
Accumulated other comprehensive loss	—	(7)
Accumulated deficit	(996,261)	(974,468)
Total stockholders’ equity	199,463	210,489
Total liabilities and stockholders’ equity	$390,186	$395,826

Skillz Inc.
Consolidated Statement of Cash Flows (Unaudited)
(in thousands)

	Nine Months Ended September 30,
	2024	2023
Operating Activities
Net loss	$(21,793)	$(85,848)
Adjustment to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,188	1,858
Stock-based compensation	22,894	33,610
Gain from extinguishment of debt	—	(15,205)
Accretion of unamortized debt discount and amortization of debt issuance costs	1,269	1,815
Amortization of premium for marketable securities	—	839
Impairment charges	—	455
Change in fair value of common stock warrant liabilities	(11)	(278)
Noncash operating lease costs	—	17
Changes in operating assets and liabilities:
Accounts receivable, net	670	(2,088)
Prepaid expenses and other assets	3,588	(1,883)
Accounts payable	6,954	699
Operating lease liabilities	(1,062)	(1,732)
Other accruals and liabilities	(1,274)	8,255
Net cash provided by (used in) operating activities	12,423	(59,486)
Investing Activities
Purchases of property and equipment, including internal-use software development	(1,317)	(12,081)
Settlement of loan receivable	—	(2,000)
Purchases of marketable securities	(5)	—
Proceeds from sales of marketable securities	1,137	56,599
Proceeds from maturities of marketable securities	—	121,226
Net cash provided by (used in) investing activities	(185)	163,744
Financing Activities
Principal payments on finance leases obligations	(682)	(807)
Payments for extinguishment of debt	—	(135,855)
Repurchase of common stock	(10,905)	—
Payments to cover taxes upon exercise of stock options and issuance of common stock	(1,236)	—
Proceeds from exercise of common stock warrants, net of redemptions	—	46
Net cash used in financing activities	(12,823)	(136,616)
Net change in cash, cash equivalents and restricted cash	(585)	(32,358)
Cash, cash equivalents and restricted cash – beginning of year	312,028	365,436
Cash, cash equivalents and restricted cash – end of period	$311,443	$333,078
Supplemental cash flow data:
Cash paid during the period for:

Skillz Inc.
Consolidated Statement of Cash Flows (Unaudited)
(in thousands)

Interest	$6,726	$12,261
Taxes	$183	$200

Skillz Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss	$(21,115)	$(33,545)	$(21,793)	$(85,848)
Interest income (expense), net	(242)	2,279	(688)	7,486
Stock-based compensation	6,721	12,440	22,894	33,610
Change in fair value of common stock warrant liabilities	—	(127)	(11)	(278)
Provision for income taxes	32	9	142	193
Depreciation and amortization	389	486	1,188	1,858
Gain from extinguishment of debt	—	—	—	(15,205)
Gain from litigation settlement(1)	—	—	(46,000)	—
Other income (expense), net	333	(48)	78	(98)
Impairment charges	—	—	—	455
Adjusted EBITDA	$(13,882)	$(18,506)	$(44,190)	$(58,282)

1) For the nine months ended September 30, 2024, amount represents certain funds received as part of the settlement with AviaGames.

Skillz Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Research and development	$4,742	$7,852	$13,638	$24,757
Less: stock-based compensation	(322)	(1,415)	(651)	(3,581)
Non-GAAP research and development	$4,420	$6,437	$12,987	$21,176

Sales and marketing	$19,294	$31,925	$61,138	$99,510
Less: stock-based compensation	(1,086)	(2,482)	(4,885)	(6,478)
Non-GAAP sales and marketing	$18,208	$29,443	$56,253	$93,032

General and administrative	$18,147	$24,389	$58,419	$78,080
Less: stock-based compensation	(5,309)	(8,543)	(17,351)	(23,551)
Non-GAAP general and administrative	$12,838	$15,846	$41,068	$54,529

Skillz Inc.
Supplemental Financial Information

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Gross marketplace volume (“GMV”) (000s)(1)	$158,238	$241,146	$481,169	$774,007
Paying monthly active users (“PMAUs”) (000s)(2)	121	168	121	193
Monthly active users (“MAUs”) (000s)(3)	845	1,038	837	1,094
Average GMV per paying monthly active user(4)	$435.9	$478.8	$441.8	$446.2
Average GMV per monthly active user(5)	$62.4	$77.5	$63.9	$78.6
Average revenue per paying monthly active user (“ARPPU”)(6)	$67.6	$72.3	$68.9	$69.9
Average revenue per monthly active user (“ARPU”)(7)	$9.7	$11.7	$10.0	$12.3
Paying MAU to MAU ratio	14%	16%	14%	18%
Average end-user incentives, included as sales and marketing expense, per paying active user(8)	$28.0	$33.6	$27.1	$29.8
Average end-user incentives, included as sales and marketing expense, per playing active user(9)	$4.0	$5.4	$3.9	$5.2

(1) “GMV” or “Gross Marketplace Volume” means the total entry fees paid by users for contests hosted on Skillz’ platform. Total entry fees include entry fees paid by end-users using cash deposits, prior winnings from end-users’ accounts that have not been withdrawn, and end-user incentives used to enter paid entry fee contests.
(2) “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(3) “Monthly Active Users” or “MAUs” means the number of playing end-users who entered into a paid or free contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(4) “Average GMV Per Paying Monthly Active User” means the average GMV in a given month divided by Paying MAUs in that month, averaged over the period.
(5) “Average GMV Per Monthly Active User” means the average GMV in a given month divided by MAUs in that month, averaged over the period.
(6) “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(7) “Average Revenue Per Monthly Active User” or “ARPU” means the average revenue in a given month divided by MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(8) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by PMAUs in that month, averaged over the period.
(9) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by MAUs in that month, averaged over the period.